UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2003

QUIKSILVER, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-15131	33-0199426
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

15202 Graham Street, Huntington Beach, CA	92649
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (714) 889-2200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not Applicable
(b)	Not Applicable
(c)	Exhibits

99.1	Press Release, dated May 13, 2003, issued by Quiksilver, Inc.

Item 9. REGULATION FD DISCLOSURE (Information is being provided under Item 12 - Results of Operations and Financial Condition of Form 8-K)

The following information is disclosed pursuant to Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216.

The purpose of this Current Report on Form 8-K is to furnish, as required by Item 12 of Form 8-K, the Press Release issued by Quiksilver, Inc. on May 13, 2003. The Release is attached hereto as Exhibit 99.1.

SIGNATURES

               Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2003	QUIKSILVER, INC.

	By:	/s/ Steven L. Brink

Steven L. Brink Chief Financial Officer and Treasurer

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated May 13, 2003, issued by Quiksilver, Inc.

[Attach Press Release]

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